ABERDEEN FUNDS

Aberdeen Ultra Short Municipal Income Fund

(the “Fund”)

Supplement dated December 10, 2020 to the Fund’s Prospectus dated February 28, 2020, as supplemented to date

Effective immediately, the following is added to page 174 of the Prospectus at the end of the section entitled, “Management Fees”:

In addition to any contractual expense limitation for the Aberdeen Ultra Short Municipal Income Fund, in order to maintain a positive yield with respect each of the Fund’s classes, the Adviser may temporarily pay, waive or absorb the class-specific ordinary operating expenses of one or more of the Fund’s classes. Any such waiver or expense reimbursement is voluntary, not subject to recoupment, and can be discontinued at any time. There is no guarantee that the Aberdeen Ultra Short Municipal Income Fund, or any of the classes of the Fund, will be able to avoid a negative yield.

Please retain this supplement for future reference.